EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet

                         DEAL_CWALT0528CB_GRP2 -- 2A3

Deutsche Bank  CMO Trading 212-250-2669

Balance   $3,896,000.00   Delay          24            WAC  6.5000  WAM  360
Coupon    5.7500          Dated          06/01/2005    NET  5.7500  WALA 0
Settle    06/30/2005      First Payment  07/25/2005

----------------------------------------------------------------------------------------------------------------------------------
Price                 6 CPR       8 CPR        10 CPR      12 CPR       15 CPR      20 CPR       25 CPR      30 CPR       40 CPR
----------------------------------------------------------------------------------------------------------------------------------
                        Yield        Yield       Yield        Yield       Yield        Yield       Yield        Yield       Yield
----------------------------------------------------------------------------------------------------------------------------------
           100-12       5.764        5.764       5.762        5.760       5.756        5.740       5.658        5.575       5.437
           100-13       5.762        5.761       5.760        5.758       5.753        5.737       5.652        5.565       5.421
           100-14       5.760        5.759       5.758        5.756       5.750        5.733       5.645        5.554       5.405
           100-15       5.758        5.757       5.755        5.753       5.748        5.730       5.638        5.544       5.390
           100-16       5.755        5.755       5.753        5.751       5.745        5.727       5.632        5.534       5.374
           100-17       5.753        5.752       5.751        5.748       5.743        5.724       5.625        5.524       5.358
           100-18       5.751        5.750       5.748        5.746       5.740        5.720       5.619        5.514       5.343
           100-19       5.749        5.748       5.746        5.744       5.737        5.717       5.612        5.504       5.327
           100-20       5.747        5.746       5.744        5.741       5.735        5.714       5.605        5.494       5.311
           100-21       5.744        5.743       5.742        5.739       5.732        5.711       5.599        5.484       5.296
           100-22       5.742        5.741       5.739        5.736       5.730        5.708       5.592        5.474       5.280
           100-23       5.740        5.739       5.737        5.734       5.727        5.704       5.586        5.464       5.264
           100-24       5.738        5.736       5.735        5.732       5.724        5.701       5.579        5.454       5.249
           100-25       5.735        5.734       5.732        5.729       5.722        5.698       5.572        5.444       5.233
           100-26       5.733        5.732       5.730        5.727       5.719        5.695       5.566        5.434       5.217
           100-27       5.731        5.730       5.728        5.724       5.717        5.691       5.559        5.424       5.202
           100-28       5.729        5.727       5.725        5.722       5.714        5.688       5.553        5.414       5.186

  Spread @ Center
            Price         150          150         150          152         158          168         185          185         173
              WAL       28.91        27.98       26.54        24.61       21.15        14.63        5.66         3.49        2.15
         Mod Durn       13.81        13.62       13.31        12.85       11.90         9.54        4.69         3.09        1.98
 Principal Window     Apr33 -      Aug31 -     May29 -      Sep26 -     Sep22 -      Apr16 -     Mar10 -      Oct08 -     Jul07 -
                        Jun35        Jun35       Jun35        Jun35       Jun35        Jun35       Feb13        Feb09       Sep07

        LIBOR_1MO        3.10         3.10        3.10         3.10        3.10         3.10        3.10         3.10        3.10
----------------------------------------------------------------------------------------------------------------------------------

    Yield Curve       Mat    3MO    6MO     2YR    3YR    5YR    10YR   30YR
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                            CWALT0528CB_G2D -- 2A5


Deutsche Bank  CMO Trading 212-250-2669

Balance   $47,250,000.00  Delay          24            WAC  6.5000  WAM  360
Coupon    5.7500          Dated          06/01/2005    NET  5.7500  WALA 0
Settle    06/30/2005      First Payment  07/25/2005

----------------------------------------------------------------------------------------------------------------------------------
Price                 6 CPR       8 CPR        10 CPR      12 CPR       15 CPR      20 CPR       25 CPR      30 CPR       40 CPR
----------------------------------------------------------------------------------------------------------------------------------
                        Yield        Yield       Yield        Yield       Yield        Yield       Yield        Yield       Yield
----------------------------------------------------------------------------------------------------------------------------------
           103-16       4.546        4.546       4.546        4.546       4.546        4.546       4.550        4.409       4.022
           103-17       4.536        4.536       4.536        4.536       4.536        4.536       4.541        4.398       4.008
           103-18       4.526        4.526       4.526        4.526       4.526        4.526       4.531        4.387       3.994
           103-19       4.516        4.516       4.516        4.516       4.516        4.516       4.521        4.376       3.980
           103-20       4.506        4.506       4.506        4.506       4.506        4.507       4.511        4.365       3.966
           103-21       4.497        4.497       4.497        4.497       4.497        4.497       4.501        4.354       3.952
           103-22       4.487        4.487       4.487        4.487       4.487        4.487       4.491        4.343       3.938
           103-23       4.477        4.477       4.477        4.477       4.477        4.477       4.481        4.332       3.924
           103-24       4.467        4.467       4.467        4.467       4.467        4.467       4.471        4.321       3.910
           103-25       4.457        4.457       4.457        4.457       4.457        4.457       4.461        4.310       3.896
           103-26       4.447        4.447       4.447        4.447       4.447        4.447       4.452        4.299       3.882
           103-27       4.437        4.437       4.437        4.437       4.437        4.437       4.442        4.288       3.868
           103-28       4.427        4.427       4.427        4.427       4.427        4.427       4.432        4.277       3.854
           103-29       4.417        4.417       4.417        4.417       4.417        4.417       4.422        4.266       3.840
           103-30       4.407        4.407       4.407        4.407       4.407        4.407       4.412        4.255       3.826
           103-31       4.398        4.398       4.398        4.398       4.398        4.398       4.402        4.244       3.812
           104-00       4.388        4.388       4.388        4.388       4.388        4.388       4.393        4.233       3.798
  Spread @ Center
            Price          52           52          52           52          52           52          53           40           4
              WAL        3.45         3.45        3.45         3.45        3.45         3.45        3.47         3.06        2.33
         Mod Durn        3.03         3.03        3.03         3.03        3.03         3.03        3.04         2.73        2.14
 Principal Window     Jul05 -      Jul05 -     Jul05 -      Jul05 -     Jul05 -      Jul05 -     Jul05 -      Jul05 -     Jul05 -
                        May12        May12       May12        May12       May12        May12       Sep12        Dec10       Mar09

        LIBOR_1MO        3.10         3.10        3.10         3.10        3.10         3.10        3.10         3.10        3.10
----------------------------------------------------------------------------------------------------------------------------------

            Swaps     Mat   1MO    3MO     6MO    2YR    3YR     5YR   10YR    30YR
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                               CWALT0528CB_GRP3 -- 3A7


Deutsche Bank  CMO Trading 212-250-2669

Balance   $14,000,000.00  Delay          24            WAC  6.7000  WAM  360
Coupon    6.0000          Dated          06/01/2005    NET  6.0000  WALA 0
Settle    06/30/2005      First Payment  07/25/2005

-------------------------------------------------------------------------------------------------------------------------
        Price           50 PPC      75 PPC       85 PPC      100 PPC     125 PPC      150 PPC     175 PPC      200 PPC
-------------------------------------------------------------------------------------------------------------------------
                        Yield        Yield       Yield        Yield       Yield        Yield       Yield        Yield
-------------------------------------------------------------------------------------------------------------------------
           104-23       5.491        5.433       5.413        5.386       5.243        5.019       4.812        4.610
           104-24       5.487        5.429       5.409        5.381       5.238        5.013       4.804        4.602
           104-25       5.484        5.425       5.405        5.377       5.233        5.007       4.797        4.593
           104-26       5.480        5.421       5.401        5.373       5.228        5.001       4.789        4.584
           104-27       5.477        5.418       5.397        5.369       5.223        4.994       4.782        4.576
           104-28       5.473        5.414       5.393        5.365       5.218        4.988       4.774        4.567
           104-29       5.470        5.410       5.389        5.361       5.213        4.982       4.767        4.558
           104-30       5.467        5.406       5.385        5.357       5.208        4.976       4.759        4.550
           104-31       5.463        5.402       5.382        5.353       5.203        4.970       4.752        4.541
           105-00       5.460        5.399       5.378        5.349       5.198        4.963       4.744        4.532
           105-01       5.456        5.395       5.374        5.345       5.193        4.957       4.737        4.524
           105-02       5.453        5.391       5.370        5.341       5.189        4.951       4.730        4.515
           105-03       5.449        5.387       5.366        5.337       5.184        4.945       4.722        4.506
           105-04       5.446        5.384       5.362        5.333       5.179        4.938       4.715        4.498
           105-05       5.443        5.380       5.358        5.329       5.174        4.932       4.707        4.489
           105-06       5.439        5.376       5.354        5.325       5.169        4.926       4.700        4.480
           105-07       5.436        5.372       5.350        5.321       5.164        4.920       4.692        4.472

  Spread @ Center
            Price         158          152         150          147         132          109          87           66
              WAL       13.02        11.21       10.69        10.06        7.76         5.73        4.63         3.91
         Mod Durn        8.63         7.85        7.61         7.30        6.04         4.75        3.97         3.43
 Principal Window     Jul10 -      Jul10 -     Jul10 -      Jul10 -     Jul10 -      Jan10 -     Apr09 -      Sep08 -
                        Jun35        Jun35       Jun35        Jun35       Jun35        Jan14       Jun11        Apr10

        LIBOR_1MO        3.09         3.09        3.09         3.09        3.09         3.09        3.09         3.09
-------------------------------------------------------------------------------------------------------------------------

    Yield Curve       Mat    3MO    6MO     2YR    3YR    5YR    10YR   30YR
-------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                             CWALT0528CB_G2D -- 2A5


Deutsche Bank  CMO Trading 212-250-2669

Balance   $47,250,000.00  Delay          24            WAC  6.5000  WAM  360
Coupon    5.7500          Dated          06/01/2005    NET  5.7500  WALA 0
Settle    06/30/2005      First Payment  07/25/2005

-------------------------------------------------------------------------------------------------------------
        Price           50 PPC      75 PPC       100 PPC     125 PPC      150 PPC     175 PPC      200 PPC
-------------------------------------------------------------------------------------------------------------
                        Yield        Yield       Yield        Yield       Yield        Yield       Yield
-------------------------------------------------------------------------------------------------------------
           103-12       4.586        4.586       4.586        4.513       4.347        4.163       3.964
           103-13       4.576        4.576       4.577        4.503       4.335        4.150       3.949
           103-14       4.566        4.566       4.567        4.492       4.324        4.136       3.934
           103-15       4.556        4.556       4.557        4.482       4.312        4.123       3.919
           103-16       4.546        4.546       4.547        4.471       4.300        4.110       3.903
           103-17       4.536        4.536       4.537        4.461       4.288        4.096       3.889
           103-18       4.526        4.526       4.527        4.450       4.276        4.083       3.874
           103-19       4.516        4.516       4.517        4.439       4.264        4.069       3.859
           103-20       4.506        4.506       4.507        4.429       4.252        4.056       3.844
           103-21       4.497        4.497       4.497        4.418       4.240        4.043       3.829
           103-22       4.487        4.487       4.487        4.408       4.228        4.029       3.814
           103-23       4.477        4.477       4.477        4.397       4.217        4.016       3.799
           103-24       4.467        4.467       4.467        4.387       4.205        4.003       3.784
           103-25       4.457        4.457       4.457        4.376       4.193        3.989       3.769
           103-26       4.447        4.447       4.448        4.366       4.181        3.976       3.754
           103-27       4.437        4.437       4.438        4.355       4.169        3.963       3.739
           103-28       4.427        4.427       4.428        4.345       4.157        3.949       3.724

  Spread @ Center
            Price          53           53          53           46          32           15          -3
              WAL        3.45         3.45        3.45         3.22        2.81         2.46        2.17
         Mod Durn        3.02         3.02        3.03         2.85        2.53         2.25        2.01
 Principal Window     Jul05 -      Jul05 -     Jul05 -      Jul05 -     Jul05 -      Jul05 -     Jul05 -
                        May12        May12       May12        Jun11       Feb10        May09       Oct08

        LIBOR_1MO        3.10         3.10        3.10         3.10        3.10         3.10        3.10
-------------------------------------------------------------------------------------------------------------

            Swaps     Mat   1MO    3MO     6MO    2YR    3YR     5YR   10YR    30YR
-------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                         DEAL_CWALT0528CB_G2D -- 2A5


Deutsche Bank  CMO Trading 212-250-2669

Balance   $47,250,000.00  Delay          24            WAC  6.5000  WAM  360
Coupon    5.7500          Dated          06/01/2005    NET  5.7500  WALA 0
Settle    06/30/2005      First Payment  07/25/2005

-----------------------------------------------------------------------------------------------------------------------------

       Price              6 CPR     8 CPR    10 CPR    12 CPR    15 CPR    20 CPR    25 CPR    30 CPR    40 CPR    40 CPR

-----------------------------------------------------------------------------------------------------------------------------
                          Yield     Yield     Yield     Yield     Yield     Yield     Yield     Yield     Yield     Yield
-----------------------------------------------------------------------------------------------------------------------------
              103-12      4.586     4.586     4.586     4.586     4.586     4.586     4.590     4.453     4.078     3.606
              103-13      4.576     4.576     4.576     4.576     4.576     4.576     4.580     4.442     4.064     3.588
              103-14      4.566     4.566     4.566     4.566     4.566     4.566     4.570     4.431     4.050     3.570
              103-15      4.556     4.556     4.556     4.556     4.556     4.556     4.560     4.420     4.036     3.552
              103-16      4.546     4.546     4.546     4.546     4.546     4.546     4.550     4.409     4.022     3.534
              103-17      4.536     4.536     4.536     4.536     4.536     4.536     4.541     4.398     4.008     3.516
              103-18      4.526     4.526     4.526     4.526     4.526     4.526     4.531     4.387     3.994     3.499
              103-19      4.516     4.516     4.516     4.516     4.516     4.516     4.521     4.376     3.980     3.481
              103-20      4.506     4.506     4.506     4.506     4.506     4.507     4.511     4.365     3.966     3.463
              103-21      4.497     4.497     4.497     4.497     4.497     4.497     4.501     4.354     3.952     3.445
              103-22      4.487     4.487     4.487     4.487     4.487     4.487     4.491     4.343     3.938     3.427
              103-23      4.477     4.477     4.477     4.477     4.477     4.477     4.481     4.332     3.924     3.409
              103-24      4.467     4.467     4.467     4.467     4.467     4.467     4.471     4.321     3.910     3.391
              103-25      4.457     4.457     4.457     4.457     4.457     4.457     4.461     4.310     3.896     3.374
              103-26      4.447     4.447     4.447     4.447     4.447     4.447     4.452     4.299     3.882     3.356
              103-27      4.437     4.437     4.437     4.437     4.437     4.437     4.442     4.288     3.868     3.338
              103-28      4.427     4.427     4.427     4.427     4.427     4.427     4.432     4.277     3.854     3.320


     Spread @ Center
               Price         53        53        53        53        53        53        53        41         7       -35
                 WAL       3.45      3.45      3.45      3.45      3.45      3.45      3.47      3.06      2.33      1.80
            Mod Durn       3.02      3.02      3.02      3.02      3.02      3.02      3.04      2.73      2.14      1.68
    Principal Window    Jul05 -   Jul05 -   Jul05 -   Jul05 -   Jul05 -   Jul05 -   Jul05 -   Jul05 -   Jul05 -   Jul05 -
                          May12     May12     May12     May12     May12     May12     Sep12     Dec10     Mar09     Apr08


           LIBOR_1MO       3.10      3.10      3.10      3.10      3.10      3.10      3.10      3.10      3.10      3.10
-----------------------------------------------------------------------------------------------------------------------------

            Swaps     Mat   1MO        3MO     6MO     2YR     3YR     5YR    10YR    30YR
                      Yld   3.1500  3.3500  3.5200  3.8620  3.9520  4.0680  4.3100  4.6450
-------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                            CWALT0528CB_MG3 -- 1A6


Deutsche Bank  CMO Trading 212-250-2669

Balance   $50,400,000.00  Delay          24            WAC  6.0500  WAM  360
Coupon    5.5000          Dated          06/01/2005    NET  5.5000  WALA 0
Settle    06/30/2005      First Payment  07/25/2005

-------------------------------------------------------------------------------------------------------------
        Price           50 PPC      75 PPC       100 PPC     125 PPC      150 PPC     175 PPC      200 PPC
-------------------------------------------------------------------------------------------------------------
                        Yield        Yield       Yield        Yield       Yield        Yield       Yield
-------------------------------------------------------------------------------------------------------------
           101-00       5.414        5.399       5.361        5.230       5.101        4.996       4.892
           101-01       5.411        5.396       5.357        5.223       5.090        4.983       4.877
           101-02       5.408        5.392       5.352        5.215       5.080        4.970       4.861
           101-03       5.404        5.388       5.348        5.208       5.070        4.957       4.846
           101-04       5.401        5.385       5.343        5.200       5.059        4.944       4.831
           101-05       5.398        5.381       5.338        5.192       5.049        4.932       4.816
           101-06       5.394        5.377       5.334        5.185       5.038        4.919       4.801
           101-07       5.391        5.374       5.329        5.177       5.028        4.906       4.785
           101-08       5.387        5.370       5.325        5.170       5.017        4.893       4.770
           101-09       5.384        5.366       5.320        5.162       5.007        4.880       4.755
           101-10       5.381        5.362       5.316        5.155       4.996        4.867       4.740
           101-11       5.377        5.359       5.311        5.147       4.986        4.855       4.725
           101-12       5.374        5.355       5.307        5.140       4.975        4.842       4.710
           101-13       5.371        5.351       5.302        5.132       4.965        4.829       4.694
           101-14       5.367        5.348       5.297        5.125       4.955        4.816       4.679
           101-15       5.364        5.344       5.293        5.117       4.944        4.803       4.664
           101-16       5.361        5.340       5.288        5.110       4.934        4.791       4.649

  Spread @ Center
            Price         123          125         130          135         128          121         112
              WAL       13.83        11.93        8.97         4.78        3.29         2.63        2.20
         Mod Durn        9.14         8.31        6.74         4.08        2.94         2.40        2.03
 Principal Window     Jul10 -      Jul10 -     May10 -      Nov08 -     Feb08 -      Aug07 -     Apr07 -
                        Jun35        Jun35       Jun35        May14        Aug09       Aug08       Feb08

        LIBOR_1MO        3.10         3.10        3.10         3.10        3.10         3.10        3.10
-------------------------------------------------------------------------------------------------------------

    Yield Curve       Mat    3MO    6MO     2YR    3YR    5YR    10YR   30YR
-------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.